JOINDER AGREEMENT
Martinez Refining Company LLC
1 SylvanWay, 2nd Floor
Parsippany, NJ 07054-3887

Martinez Terminal Company LLC
1 SylvanWay, 2nd Floor
Parsippany, NJ 07054-3887
February 1, 2020
Ladies and Gentlemen:
Reference is made to the ABL Security Agreement (as amended, amended and restated, replaced, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of May 2, 2018, made by PBF Holding Company LLC, a Delaware limited liability company (“Holdings”), Delaware City Refining Company LLC, a Delaware limited liability company (“Delaware City”), Paulsboro Refining Company LLC, a limited liability company (“Paulsboro”), Toledo Refining Company LLC, a Delaware limited liability company (“Toledo”) Chalmette Refining, L.L.C. (“Chalmette”), Torrance Refining Company LLC (“Torrance” and together with Holdings, Delaware City, Paulsboro and Chalmette, the “Borrowers”), the Guarantors party thereto and BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity and together with any successors in such capacity, the “Agent”).
This Joinder Agreement supplements the Security Agreement and is delivered by the undersigned, Martinez Refining Company LLC, a Delaware limited liability company and Martinez Terminal Company LLC, a Delaware limited liability company (each, a “New Pledgor” and collectively, the “New Pledgors”), pursuant to Section 3.3 of the Security Agreement. Each New Pledgor hereby agrees to be bound as a Guarantor and as a Pledgor party to the Security Agreement by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the date of the Security Agreement. Each New Pledgor also hereby agrees to be bound as a party by all of the terms, covenants and conditions applicable to it set forth in Articles V, VI and VII of the Credit Agreement to the same extent that it would have been bound if it had been a signatory to the Credit Agreement on the execution date of the Credit Agreement. Without limiting the generality of the foregoing, each New Pledgor hereby grants and pledges to the Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Guarantor and Pledgor thereunder. Each New Pledgor hereby

LEGAL_US_E # 146649711.2

makes each of the representations and warranties and agrees to each of the covenants applicable to the Pledgors contained in the Security Agreement and Article III of the Credit Agreement.1
This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.
THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

________________________
1 NTD: Supplemental schedules provision intentionally deleted as closing date security agreement did not contain any schedules.

LEGAL_US_E # 146649711.2

IN WITNESS WHEREOF, each New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.
MARTINEZ REFINING COMPANY LLC
By: /s/ Erik Young
Name: Erik Young
Title: Chief Financial Officer
MARTINEZ TERMINAL COMPANY LLC
By:/s/ Erik Young
Name: Erik Young
Title: Chief Financial Officer
AGREED TO AND ACCEPTED:
BANK OF AMERICA, N.A.,
as Agent

By: /s/ Williams J. Wilson
Name: Williams J. Wilson
Title: Sr. Vice President

LEGAL_US_E # 146649711.2